Significant Accounting Policies (Tables)	12 Months Ended
Dec. 31, 2014
Accounting Policies [Abstract]
Schedule Of Useful Lives For Amortization Of Intangible Assets
The useful lives used for amortization of intangible assets are as follows:

Useful lives
Patents and developed technologies	(1)
Purchased customer relationships	9 – 13 years
Trademarks and trade names	(2)
Non-compete agreements	5 years

(1)
Each patent has its own legal expiration date and, therefore, its own useful life. Generally, our patents’ legal lives begin when the related patent application is filed with the relevant government authority and ends 20 years thereafter. Amortization on patent costs begins when the relevant government authority approves the related patent. Patents that have been recorded as of December 31, 2014 are expected to expire by 2034. Impairment charges, if any, are recorded in the period in which the impairment is determined. An intangible impairment loss on patents of approximately $5.3 million was recorded during 2014 (see Note 3).

(2)
Trademarks and trade names of CTI are deemed to have a useful life of 15 years. CTI’s trademarks and trade names are reviewed for impairment whenever events or changes in circumstances indicate that those carrying amounts may not be recoverable. Impairment charges, if any, are recorded in the period in which the impairment is determined. An intangible impairment loss on trade names of approximately $4.3 million was recorded during 2014 (see Note 3).

Net Income Per Common Share
Potential common share equivalents consist of (i) shares issuable upon the exercise of warrants and options (using the “treasury stock” method), (ii) unvested restricted stock awards (using the “treasury stock” method) and (iii) shares issuable upon conversion of convertible notes and convertible preferred stock using the “if-converted” method.

	(in thousands, except shares and per share information)
	Year Ended December 31,
	2014	2013
Numerator (in thousands):
Net loss	$(7,716)	$(15,653)
Series A convertible preferred stock dividends	(509)	(55)
Series C preferred stock dividends	(103)	0
Series A deemed dividend	(2,422)	(5,553)
Series B deemed dividend	(1,098)	0
Series C deemed dividend	(1,401)	0
Loss available to common stockholders – basic and diluted	$(13,249)	$(21,261)

Denominator:
Weighted average shares outstanding – basic and diluted	21,294,432	20,714,531

Loss per common share:
Basic and diluted loss per common share	$(0.62)	$(1.03)

Common Shares Issuable upon Vesting or Exercise of Convertible Securities
The following potentially dilutive common share equivalents were excluded from the calculation of diluted net loss per common share because their effect was antidilutive for each of the periods presented:

	Year Ended December 31,
	2014	2013
Options	10,347,322	2,852,186
Series A convertible preferred stock	33,401,765	6,153,850
Series B convertible preferred stock	35,713,147	0
Amended related party note	3,997,074	1,538,450
Convertible notes payable	2,666,667	2,666,667
Warrants	455,514	528,523
Restricted stock awards	0	34,266